                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                            Settlement Date         12/31/2002
                                            Determination Date       1/10/2003
                                            Distribution Date        1/15/2003

I.      All Payments on the Contracts                                                                           6,061,382.21
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                        18,803.64
III.    Repurchased Contracts                                                                                           0.00
IV.     Investment Earnings on Collection Account                                                                   2,597.73
V.      Servicer Monthly Advances                                                                                 110,724.26
VI.     Distribution from the Reserve Account                                                                           0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                        51,053.39
VIII.   Transfers to the Pay-Ahead Account                                                                        (23,327.16)
IX.     Less:  Investment Earnings distributions
        (a)  To Sellers with respect to the Collection Account                                                     (2,597.73)
        (b)  To Sellers with respect to the Pay-Ahead Account                                                           0.00
X.     Deposit in error                                                                                            (7,674.17)
Total available amount in Collection Account                                                                   $6,210,962.17
                                                                                                               ==============

DISTRIBUTION AMOUNTS                                                Cost per $1000
----------------------------------------------                      --------------

1.   (a)  Class A-1 Note Interest Distribution                                                  0.00
     (b)  Class A-1 Note Principal Distribution                                                 0.00
           Aggregate Class A-1 Note Distribution                      0.00000000                                        0.00

2.   (a)  Class A-2 Note Interest Distribution                                                  0.00
     (b)  Class A-2 Note Principal Distribution                                                 0.00
          Aggregate Class A-2 Note Distribution                       0.00000000                                        0.00

3.   (a)  Class A-3 Note Interest Distribution                                                  0.00
     (b)  Class A-3 Note Principal Distribution                                                 0.00
          Aggregate Class A-3 Note Distribution                       0.00000000                                        0.00

4.   (a)  Class A-4 Note Interest Distribution                                                  0.00
     (b)  Class A-4 Note Principal Distribution                                                 0.00
          Aggregate Class A-4 Note Distribution                       0.00000000                                        0.00

5.   (a)  Class A-5 Note Interest Distribution                                                  0.00
     (b)  Class A-5 Note Principal Distribution                                                 0.00
          Aggregate Class A-5 Note Distribution                       0.00000000                                        0.00

6.   (a)  Class A-6 Note Interest Distribution                                                  0.00
     (b)  Class A-6 Note Principal Distribution                                                 0.00
          Aggregate Class A-6 Note Distribution                       0.00000000                                        0.00

7.   (a)  Class A-7 Note Interest Distribution                                                  0.00
     (b)  Class A-7 Note Principal Distribution                                                 0.00
          Aggregate Class A-7 Note Distribution                       0.00000000                                        0.00

8.   (a)  Class A-8 Note Interest Distribution                                                  0.00
     (b)  Class A-8 Note Principal Distribution                                                 0.00
          Aggregate Class A-8 Note Distribution                       0.00000000                                        0.00

9.   (a)  Class A-9 Note Interest Distribution                                            215,242.18
     (b)  Class A-9 Note Principal Distribution                                         5,013,909.82
          Aggregate Class A-9 Note Distribution                      85.72380325                                5,229,152.00

10. (a)  Class A-10 Note Interest Distribution                                            345,041.67
    (b)  Class A-10 Note Principal Distribution                                                 0.00
         Aggregate Class A-10 Note Distribution                       5.30833333                                  345,041.67

11. (a)  Class B Certificate Interest Distribution                                        244,679.31
    (b)  Class B Certificate Principal Distribution                                             0.00
         Aggregate Class B Certificate Distribution                   5.45000000                                  244,679.31

12.  Servicer Payment
     (a)  Servicing Fee                                                                    62,818.36
     (b)  Reimbursement of prior Monthly Advances                                         143,002.01
          Total Servicer Payment                                                                                  205,820.37

13.  Deposits to the Reserve Account                                                                              186,268.83

Total Distribution Amount                                                                                      $6,210,962.17
                                                                                                               ==============
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                                  Page 1 of 4
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
Reserve Account distributions:
----------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                    23,931.46
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                        162,595.86
      (c)  Distribution from the Reserve Account to the Sellers (Chase USA)                                   0.00
      (d)  Distribution from the Reserve Account to the Sellers (Chase Manhattan Bank)                        0.00
                        Total Amounts to Sellers (Chase USA & Chase Manhattan Bank) =                                $186,527.32
                                                                                                                     ============

                  INTEREST
----------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @              5.598%                                                          0.00
        (b) Class A-2 Notes    @              5.852%                                                          0.00
        (c) Class A-3 Notes    @              5.919%                                                          0.00
        (d) Class A-4 Notes    @              6.020%                                                          0.00
        (e) Class A-5 Notes    @              6.050%                                                          0.00
        (f) Class A-6 Notes    @              6.130%                                                          0.00
        (g) Class A-7 Notes    @              6.140%                                                          0.00
        (h) Class A-8 Notes    @              6.230%                                                          0.00
        (i) Class A-9 Notes    @              6.320%                                                    215,242.18
        (j) Class A-10 Notes   @              6.370%                                                    345,041.67
                     Aggregate Interest on Notes                                                                      560,283.85
        (k) Class B Certificates @            6.540%                                                                  244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                   0.00
        (b) Class A-2 Notes                                                                                   0.00
        (c) Class A-3 Notes                                                                                   0.00
        (d) Class A-4 Notes                                                                                   0.00
        (e) Class A-5 Notes                                                                                   0.00
        (f) Class A-6 Notes                                                                                   0.00
        (g) Class A-7 Notes                                                                                   0.00
        (h) Class A-8 Notes                                                                                   0.00
        (i) Class A-9 Notes                                                                                   0.00
        (j) Class A-10 Notes                                                                                  0.00
        (k) Class B Certificates                                                                              0.00

3.   Total Distribution of Interest                                             Cost per $1000
                                                                                --------------
        (a) Class A-1 Notes                                                       0.00000000                  0.00
        (b) Class A-2 Notes                                                       0.00000000                  0.00
        (c) Class A-3 Notes                                                       0.00000000                  0.00
        (d) Class A-4 Notes                                                       0.00000000                  0.00
        (e) Class A-5 Notes                                                       0.00000000                  0.00
        (f) Class A-6 Notes                                                       0.00000000                  0.00
        (g) Class A-7 Notes                                                       0.00000000                  0.00
        (h) Class A-8 Notes                                                       0.00000000                  0.00
        (i) Class A-9 Notes                                                       3.52856030            215,242.18
        (j) Class A-10 Notes                                                      5.30833333            345,041.67
                     Total Aggregate Interest on Notes                                                                560,283.85
        (k) Class B Certificates                                                  5.45000000                          244,679.31


                  PRINCIPAL                                                 No. of Contracts
----------------------------------------------                              ----------------
1.   Amount of Stated Principal Collected                                                             1,963,091.56
2.   Amount of Principal Prepayment Collected                                        143              2,965,714.19
3.   Amount of Liquidated Contract                                                    6                  85,104.07
4.   Amount of Repurchased Contract                                                   0                       0.00

       Total Formula Principal Distribution Amount                                                                  5,013,909.82

5.   Principal Balance before giving effect to Principal Distribution             Pool Factor
     ----------------------------------------------------------------             -----------
        (a) Class A-1 Notes                                                        0.0000000                                0.00
        (b) Class A-2 Notes                                                        0.0000000                                0.00
        (c) Class A-3 Notes                                                        0.0000000                                0.00
        (d) Class A-4 Notes                                                        0.0000000                                0.00
        (e) Class A-5 Notes                                                        0.0000000                                0.00
        (f) Class A-6 Notes                                                        0.0000000                                0.00
        (g) Class A-7 Notes                                                        0.0000000                                0.00
        (h) Class A-8 Notes                                                        0.0000000                                0.00
        (i) Class A-9 Notes                                                        0.6699798                       40,868,768.07
        (j) Class A-10 Notes                                                       1.0000000                       65,000,000.00
        (k) Class B Certificates                                                   1.0000000                       44,895,285.54
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                                  Page 2 of 4
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

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                                   Cost per $1000
                                                                              --------------
        (a) Class A-1 Notes                                                     0.00000000                                     0.00
        (b) Class A-2 Notes                                                     0.00000000                                     0.00
        (c) Class A-3 Notes                                                     0.00000000                                     0.00
        (d) Class A-4 Notes                                                     0.00000000                                     0.00
        (e) Class A-5 Notes                                                     0.00000000                                     0.00
        (f) Class A-6 Notes                                                     0.00000000                                     0.00
        (g) Class A-7 Notes                                                     0.00000000                                     0.00
        (h) Class A-8 Notes                                                     0.00000000                                     0.00
        (i) Class A-9 Notes                                                    82.19524295                             5,013,909.82
        (j) Class A-10 Notes                                                    0.00000000                                     0.00
        (k) Class B Certificates                                                0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                       Pool Factor
     ---------------------------------------------------------------                       -----------
        (a) Class A-1 Notes                                                                 0.0000000                          0.00
        (b) Class A-2 Notes                                                                 0.0000000                          0.00
        (c) Class A-3 Notes                                                                 0.0000000                          0.00
        (d) Class A-4 Notes                                                                 0.0000000                          0.00
        (e) Class A-5 Notes                                                                 0.0000000                          0.00
        (f) Class A-6 Notes                                                                 0.0000000                          0.00
        (g) Class A-7 Notes                                                                 0.0000000                          0.00
        (h) Class A-8 Notes                                                                 0.0000000                          0.00
        (i) Class A-9 Notes                                                                 0.5877846                 35,854,858.25
        (j) Class A-10 Notes                                                                1.0000000                 65,000,000.00
        (k) Class B Certificates                                                            1.0000000                 44,895,285.54




                  POOL DATA                                                                           Aggregate
----------------------------------------------                               No. of Contracts      Principal Balance
                                                                             ----------------      -----------------
1.   Pool Stated Principal Balance as of                    12/31/2002            6,401             145,750,143.79

2.   Delinquency Information                                                                                           % Delinquent
     -----------------------                                                                                           ------------
              (a) 31-59 Days                                                        61                 1,110,513.89        0.762%
              (b) 60-89 Days                                                        30                   561,343.44        0.385%
              (c) 90-119 Days                                                       14                   493,739.53        0.339%
              (d) 120 Days +                                                        66                 2,000,441.83        1.373%


3.   Contracts Repossessed during the Due Period                                    10                   394,420.86

4.   Current Repossession Inventory                                                 15                   585,134.89

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                   6                     85,104.07
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                        18,803.64
                                                                                                 -------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                     66,300.43

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     6,987,793.64

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            1,214                               19,100,278.55

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.171%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                76.525

                                  Page 3 of 4
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

              TRIGGER ANALYSIS
----------------------------------------------

1.  (a)  Average Delinquency Percentage                                          2.325%
    (b)  Delinquency Percentage Trigger in effect ?                                                      YES

2.  (a)  Average Net Loss Ratio                                                  0.042%
    (b)  Net Loss Ratio Trigger in effect ?                                                               NO
    (c)  Net Loss Ratio (using ending Pool Balance)                              0.115%

3.  (a)  Servicer Replacement Percentage                                         0.026%
    (b)  Servicer Replacement Trigger in effect ?                                                         NO



                MISCELLANEOUS
----------------------------------------------

1.   Monthly Servicing Fees                                                                                        62,818.36

2.   Servicer Advances                                                                                            110,724.26

3.   (a)  Opening Balance of the Reserve Account                                                                8,973,952.86
     (b)  Deposits to the Reserve Account                                             186,268.83
     (c)  Investment Earnings in the Reserve Account                                      258.49
     (d)  Distribution from the Reserve Account                                      (186,527.32)
     (e)  Ending Balance of the Reserve Account                                                                 8,973,952.86

4.   Specified Reserve Account Balance                                                                          8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                135,095.33
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                23,327.16
     (c)  Investment Earnings in the Pay-Ahead Account                                      0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account              (51,053.39)
     (e)  Ending Balance in the Pay-Ahead Account                                                                 107,369.10
